UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 18, 2016

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 18, 2016, Acorda Therapeutics, Inc. ("Acorda") filed a Current Report on Form 8-K (the "Initial 8-K") to report the completion of its voluntary public tender offer to purchase all of the issued and outstanding shares, American Depositary Shares, stock options, share units and warrants of Biotie Therapies Corp. ("Biotie") that were not owned by Biotie or any of its subsidiaries.

This amendment to the Initial 8-K is being filed by Acorda for the purpose of including the financial statements of Biotie and the pro forma financial information required by Item 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

i.
The audited consolidated financial statements of Biotie as of and for each of the years ended December 31, 2015 and 2014 prepared in accordance with International Financial Reporting Standards ("IFRS") and presented in EUR as the reporting currency are filed as Exhibit 99.1 and incorporated herein by reference.

ii.
The unaudited condensed consolidated financial statements of Biotie as of March 31, 2016 and December 31, 2015 and for the three-month periods ended March 31, 2016 and 2015 prepared in accordance with IFRS and presented in EUR as the reporting currency are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of Acorda reflecting the acquisition of Biotie, as required by this item, is attached as Exhibit 99.3 and incorporated herein by reference.

i.	Unaudited pro forma condensed combined Balance Sheet as of March 31, 2016

ii.	Unaudited pro forma condensed combined Statements of Operations for the year ended December 31, 2015 and for the three months ended March 31, 2016

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Oy.
99.1
Audited consolidated financial statements of Biotie, as of and for each of the years ended December 31, 2015 and 2014, prepared in accordance with IFRS and presented in EUR as the reporting currency.  Incorporated herein by reference to Biotie's Annual Report on Form 20-F (File Number 001-37423) filed on March 22, 2016.

99.2
Unaudited condensed consolidated financial statements of Biotie as of March 31, 2016 and December 31, 2015 and for the three-month periods ended March 31, 2016 and 2015  prepared in accordance with IFRS and presented in EUR as the reporting currency.  Incorporated herein by reference to Exhibit 99.1 of Biotie's Report on Form 6-K (File Number (001-37423) filed on May 12, 2016.

99.3
Unaudited pro forma condensed combined Balance Sheet as of March 31, 2016 and unaudited pro forma condensed combined Statements of Operations for the year ended December 31, 2015 and for the three months ended March 31, 2016 and explanatory notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 27, 2016	By:	/s/ Michael Rogers
Name: Michael Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Oy.
99.3
Unaudited pro forma condensed combined Balance Sheet of Acorda as of March 31, 2016 and unaudited pro forma condensed combined Statements of Operations of Acorda for the year ended December 31, 2015 and for the three months ended March 31, 2016 and explanatory notes.